UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 29, 2004

(Date of earliest event reported)

CADMUS COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-12954	54-1274108
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 Bayberry Court, Suite 200

Richmond, Virginia 23226

(804) 287-5680

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Item 5. Other Events and Regulation FD Disclosure.

On April 29, 2004, Cadmus Communications Corporation issued the press release attached hereto as Exhibit 99.1 announcing a cash tender offer and consent solicitation for any and all of its $125.0 million aggregate principal amount of 9 3/4% Senior Subordinated Notes due 2009.

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Description

99.1	Press Release dated April 29, 2004 announcing a cash tender offer and consent solicitation for any and all of the Company’s $125.0 million aggregate principal amount of 9 3/4% Senior Subordinated Notes due 2009.

99.2	Press Release dated April 29, 2004 announcing third quarter financial results.

Item 12. Results of Operations and Financial Condition.

On April 29, 2004, Cadmus Communications Corporation issued the press release attached hereto as Exhibit 99.2 announcing third quarter financial results.

The information in this Form 8-K, and Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Statements contained in this report relating to Cadmus’ future prospects and performance are “forward-looking statements” that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Factors that could cause actual results to differ materially from management’s expectations include but are not limited to: (1) the overall economic environment, (2) the equity market performance and interest rate environment, which can impact our pension liability, (3) our ability to develop and market new capabilities and services to take advantage of technology changes in the publishing process, especially for scientific, technical and medical journals, (4) significant price pressure in the markets in which we compete, (5) the loss of significant customers or the decrease in demand from customers, (6) our ability to continue to obtain improved efficiencies and lower production costs, (7) the financial condition and ability to pay of certain customers, (8) the impact of industry consolidation among key customers, and (9) our ability to operate effectively in markets outside of North America. Other risk factors are detailed from time to time in our other Securities and Exchange Commission filings. The information provided in this report is provided only as of the date of this report, and we undertake no obligation to update any forward-looking statements made herein.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADMUS COMMUNICATIONS CORPORATION

(Registrant)

By:	/s/ Bruce V. Thomas
Bruce V. Thomas
President and Chief Executive Officer

Date: April 29, 2004

Exhibit Index

Exhibit	Description

99.1	Press Release dated April 29, 2004 announcing a cash tender offer and consent solicitation for any and all of the Company’s $125.0 million aggregate principal amount of 9 3/4% Senior Subordinated Notes due 2009.

99.2	Press Release dated April 29, 2004 announcing third quarter financial results.